UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 30, 2016
(Date of earliest event reported)

JPMCC Commercial Mortgage Securities Trust 2016-JP3
(Central Index Key Number 0001683300)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Benefit Street Partners CRE Finance LLC

(Central Index Key Number 0001632269)

Starwood Mortgage Funding VI LLC

(Central Index Key Number – 0001682518)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-05	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 30, 2016, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMCC Commercial Mortgage Securities Trust 2016-JP3, Commercial Mortgage Pass-Through Certificates, Series 2016-JP3, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified as “1 Kaiser Plaza” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 1 Kaiser Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8. The Mortgage Loan identified as “Salesforce Tower” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Salesforce Tower Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan identified as “National Business Park” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the National Business Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10. The Mortgage Loan identified as “100 East Wisconsin Avenue” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the 100 East Wisconsin Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11. The Mortgage Loan identified as “Hillside Industrial” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Hillside Industrial Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12. The Mortgage Loan identified as “Embassy Suites Lake Buena Vista” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Embassy Suites Lake Buena Vista Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13. The Mortgage Loan identified as “Arkansas Hotel Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Arkansas Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “9 West 57th Street” will be serviced and administered pursuant to a trust and servicing agreement, dated as of September 26, 2016 (the “9 West 57th Street TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator. An executed version of the 9 West 57th Street TSA is attached hereto as Exhibit 4.2. In addition, the 9 West 57th Street Mortgage Loan will be serviced and administered under the 9 West 57th Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “693 Fifth Avenue” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2016 (the “693 Fifth Avenue PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer. An executed version of the 693 Fifth Avenue PSA is attached hereto as Exhibit 4.3. In addition, the 693 Fifth Avenue Mortgage Loan will be serviced and administered under the 693 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Opry Mills” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2016 (the “Opry Mills PSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the Opry Mills PSA is attached hereto as Exhibit 4.4. In addition, the Opry Mills Mortgage Loan will be serviced and administered under (i) the Opry Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.17, and (ii) a resizing amendment to co-lender agreement dated as of August 9, 2016 (the “Opry Mills Resizing Amendment”), among the holders of the promissory notes evidencing the Opry Mills loan combination. The Opry Mills Resizing Amendment is attached hereto as Exhibit 4.18.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Westfield San Francisco Centre” will be serviced and administered pursuant to a trust and servicing agreement, dated as of August 1, 2016 (the “Westfield San Francisco Centre TSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian. An executed version of the Westfield San Francisco Centre TSA is attached hereto as Exhibit 4.5. In addition, the Westfield San Francisco Centre Mortgage Loan will be serviced and administered under the Westfield San Francisco Centre Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.19.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Crocker Park Phase One & Two” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2016 (the “Crocker Park Phase One and Two PSA”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator and Deutsche Bank Trust Company Americas, as trustee. An executed version of the Crocker Park Phase One & Two PSA is attached hereto as Exhibit 4.6. In addition, the Crocker Park Phase One & Two Mortgage Loan will be serviced and administered under the Crocker Park Phase One & Two Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.20.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified in the Pooling and Servicing Agreement as “100 East Wisconsin Avenue” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the 100 East Wisconsin Avenue Pooling and Servicing Agreement (as defined in the Pooling and Servicing

 Agreement). In addition, the 100 East Wisconsin Avenue Mortgage Loan will be serviced and administered under the 100 East Wisconsin Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “West LA Office – 1950 Sawtelle Boulevard” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2016 (the “West LA Office – 1950 Sawtelle Boulevard PSA”), among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. An executed version of the West LA Office – 1950 Sawtelle Boulevard PSA is attached hereto as Exhibit 4.7. In addition, the West LA Office – 1950 Sawtelle Boulevard Mortgage Loan will be serviced and administered under the West LA Office – 1950 Sawtelle Boulevard Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.21.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,077,483,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated September 22, 2016, among the Registrant and JPMS, for itself and on behalf of Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On September 30, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,077,483,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,982,244.57, were approximately $1,202,425,557.42. Of the expenses paid by the Registrant, approximately $1,114,703.86 were paid directly to affiliates of the Registrant, $44,250.01 in the form of fees were paid to the Underwriters, $79,650.01 were paid to or for the Underwriters and $4,743,640.69 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On September 30, 2016, the Registrant sold the Class X-C, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $140,011,696 to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated September 22, 2016, by and between the Depositor and JPMS (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMCC Commercial Mortgage Securities Trust 2016-JP3 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 52 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 62 commercial and multifamily properties. The Mortgage Loans were acquired by the

Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of September 30, 2016 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 30, 2016 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant, BSP and Benefit Street Partners CRE Conduit Company, L.P. and (iii) from Starwood Mortgage Funding VI LLC (“SMF VI”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 30, 2016 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant, SMF VI and Starwood Mortgage Capital LLC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchaser, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated September 23, 2016 and as filed with the Securities and Exchange Commission on September 30, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated September 22, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the JPMCC 2016-NINE certificates, dated as of September 26, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C3 certificates, dated as of August 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP2 certificates, dated as of July 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Trust and Servicing Agreement governing the issuance of the DBJPM 2016-SFC certificates, dated as of August 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-C2 certificates, dated as of August 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator and Deutsche Bank Trust Company Americas, as trustee.
Exhibit 4.7	Pooling and Servicing Agreement governing the issuance of the MSBAM 2016-C30 certificates, dated as of September 1, 2016, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of August 26, 2016, by and between Starwood Mortgage Funding VI LLC, as the Initial Note A-1 Holder, and Starwood Mortgage Funding V LLC, as the Initial Note A-2 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of September 7, 2016, by and between The Bank of New York Mellon, as the Initial Note A-1 Holder, and The Bank of New York Mellon, as the Initial Note A-2 Holder.
Exhibit 4.13	Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, by and between Starwood Mortgage Funding VI LLC, as the Note A-1-A Holder, Starwood Mortgage Funding V LLC, as the Note A-1-B Holder, and Deutsche Bank Trust Company Americas, as trustee, on behalf of the registered holders of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as the Note A-2 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of September 30, 2016, by and between Benefit Street Partners CRE Finance LLC, as the Initial Note A Holder, and Benefit Street Partners CRE Finance LLC, as the Initial Note B Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of September 26, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-4 Holder, and Citigroup Global Markets Realty Corp., as the Initial Note A-5 Holder.
Exhibit 4.18	Resizing Amendment to Co-Lender Agreement, dated as of August 9, 2016, by Wells Fargo Bank, National Association, in its capacity as Master Servicer under the Lead Securitization Servicing Agreement, on behalf of the Note A-1 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder and the Note A-5 Holder, and acknowledged and agreed by Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder for purposes of Sections 1 and 2 of the Resizing Amendment to Co-Lender Agreement.
Exhibit 4.19	Co-Lender Agreement, dated as of July 11, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as the Initial Note B-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B-2 Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of July 25, 2016, by and between Citigroup Global Markets Realty Corp., as the Note A-1 Holder and Note A-2 Holder, and Starwood Mortgage Capital LLC, as the Note A-3 Holder and Note A-4 Holder.
Exhibit 4.21	Co-Lender Agreement, dated as of September 7, 2016, by and between The Bank of New York Mellon, as the Initial Note A-1 Holder, The Bank of New York Mellon, as the Initial Note A-2 Holder, and The Bank of New York Mellon, as the Initial Note A-3 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 23, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 30, 2016, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of September 30, 2016, between Benefit Street Partners CRE Finance LLC, as seller, Benefit Street Partners CRE Conduit Company, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of September 30, 2016, between Starwood Mortgage Funding VI LLC, as seller, Starwood Mortgage Capital LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2016	J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated September 22, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement governing the issuance of the JPMCC 2016-NINE certificates, dated as of September 26, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C3 certificates, dated as of August 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)

4.4	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP2 certificates, dated as of July 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.5	Trust and Servicing Agreement governing the issuance of the DBJPM 2016-SFC certificates, dated as of August 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.	(E)
4.6	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-C2 certificates, dated as of August 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator and Deutsche Bank Trust Company Americas, as trustee.	(E)
4.7	Pooling and Servicing Agreement governing the issuance of the MSBAM 2016-C30 certificates, dated as of September 1, 2016, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.8	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.9	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of August 26, 2016, by and between Starwood Mortgage Funding VI LLC, as the Initial Note A-1 Holder, and Starwood Mortgage Funding V LLC, as the Initial Note A-2 Holder.	(E)
4.11	Co-Lender Agreement, dated as of September 30, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.12	Co-Lender Agreement, dated as of September 7, 2016, by and between The Bank of New York Mellon, as the Initial Note A-1 Holder, and The Bank of New York Mellon, as the Initial Note A-2 Holder.	(E)
4.13	Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, by and between Starwood Mortgage Funding VI LLC, as the Note A-1-A Holder, Starwood Mortgage Funding V LLC, as the Note A-1-B Holder, and Deutsche Bank Trust Company Americas, as trustee, on behalf of the registered holders of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as the Note A-2 Holder.	(E)

4.14	Co-Lender Agreement, dated as of September 30, 2016, by and between Benefit Street Partners CRE Finance LLC, as the Initial Note A Holder, and Benefit Street Partners CRE Finance LLC, as the Initial Note B Holder.

4.15	Co-Lender Agreement, dated as of September 26, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.
4.16	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder.
4.17	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-4 Holder, and Citigroup Global Markets Realty Corp., as the Initial Note A-5 Holder.
4.18	Resizing Amendment to Co-Lender Agreement, dated as of August 9, 2016, by Wells Fargo Bank, National Association, in its capacity as Master Servicer under the Lead Securitization Servicing Agreement, on behalf of the Note A-1 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder and the Note A-5 Holder, and acknowledged and agreed by Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder for purposes of Sections 1 and 2 of the Resizing Amendment to Co-Lender Agreement.
4.19	Co-Lender Agreement, dated as of July 11, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as the Initial Note B-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B-2 Holder.
4.20	Co-Lender Agreement, dated as of July 25, 2016, by and between Citigroup Global Markets Realty Corp., as the Note A-1 Holder and Note A-2 Holder, and Starwood Mortgage Capital LLC, as the Note A-3 Holder and Note A-4 Holder.
4.21	Co-Lender Agreement, dated as of September 7, 2016, by and between The Bank of New York Mellon, as the Initial Note A-1 Holder, The Bank of New York Mellon, as the Initial Note A-2 Holder, and The Bank of New York Mellon, as the Initial Note A-3 Holder.

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 30, 2016 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 23, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of September 30, 2016, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of September 30, 2016, between Benefit Street Partners CRE Finance LLC, as seller, Benefit Street Partners CRE Conduit Company, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of September 30, 2016, between Starwood Mortgage Funding VI LLC, as seller, Starwood Mortgage Capital LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)